SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549


                                 FORM 8-K


                              CURRENT REPORT
                     Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934




             Date of Earliest Event Reported: February 8, 1999



                        Jefferson-Pilot Corporation
          (Exact name of registrant as specified in its charter)



        North Carolina             1-5955       56-0896180
(State or other jurisdiction   (Commission   (I.R.S. Employer
     of incorporation)         File Number  Identification No.)




 100 North Greene Street, Greensboro, North Carolina     27401
       (Address of principal executive offices)        (Zip Code)



                (336) 691-3375
(Registrant's telephone number, including area code)


Item 5.   Other Events.

          On February 8, 1999, the Board of Directors of
Jefferson-Pilot Corporation (the "Corporation') further amended the shareholder rights plan set forth in the Amended and Restated
Rights Agreement (the "Rights Agreement") dated as of November 7,
1994 between the Company and First Union National Bank as Rights
Agent (the "Rights Agent"). The Amendment to Rights Agreement (the "Amendment") amends the Rights Agreement: to increase the initial exercise price of the Rights to $235.00 from $88.22 ($185.00 adjusted for two 3/2 stock splits); to extend the duration of the Rights to February 8, 2009 from November 7, 2004; to add a substitution provision permitting the Board of Directors to cause the issuance of substitute value in the form of cash, a reduced purchase price, or preferred stock or debt securities of the Corporation to persons holding exercisable Rights (which excludes any Acquiring Person) in lieu of issuing common stock of the Corporation upon exercise of or in exchange for such Rights; and to reflect such substitution provision, to delete the covenant that the Corporation will reserve and keep available sufficient common shares to permit exercise of all outstanding Rights.

          The Amendment to Rights Agreement is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to that Amendment.

Item 7.   Exhibits.

     4. Amendment to Rights Agreement dated as of February 8, 1999 between Jefferson-Pilot Corporation and First Union National Bank, as Rights Agent.

                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        JEFFERSON-PILOT CORPORATION


                                    By:          /s/ Robert A. Reed

                                   (name)          Robert A. Reed

                                   (title)         Vice President


Dated:  February 18, 1999





                                AMENDMENT
                                   TO
                             RIGHTS AGREEMENT

        This Amendment to Rights Agreement ( Agreement ) is made as of February 8, 1999, between JEFFERSON-PILOT CORPORATION, a
North Carolina corporation ("Company"), and FIRST UNION NATIONAL
BANK, a national banking association ("Rights Agent").
        WHEREAS, on August 1, 1988 the Board of Directors of the Company authorized and declared a dividend of one common share purchase right ("Right") for each Common Share of the Company outstanding on August 12, 1988, each Right representing the right to purchase one Common Share, upon the terms and subject to the conditions set forth in a Rights Agreement, dated as of August 1, 1988 ("Original Rights Agreement") between the Company and the
Rights Agent;
        WHEREAS, the parties amended and restated the Original
Rights Agreement in its entirety, by an Amended and Restated Rights Agreement ( Amended Agreement"), dated as of November 7, 1994; and
        WHEREAS, the Company desires to further amend the Amended Agreement, pursuant to Section 27 thereof;
 NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree to further amend the Amended Agreement as follows:
        1. For purposes of this Agreement, capitalized terms have the meanings specified in the Amended Agreement, except as otherwise defined herein.
        2. In Section 7(a) and in the caption and the first paragraph of Exhibit A of the Amended Agreement, the Final Expiration Date is changed to February 8, 2009 from November 7, 2004.
        3. In Section 7(b) and in Exhibit A to the Amended Agreement, the Purchase Price is changed to $235.00 from $82.22 ($185 per share previously stated, as adjusted for two stock splits).
        4. Section 11(a)(iii) of the Amended Agreement is amended to read in its entirety as follows:
(iii) In the event that the number of Common Shares which are authorized by the Company's Article of Incorporation and not outstanding or subscribed for, or reserved or otherwise committed for issuance for purposes other than upon exercise of the Rights, are not sufficient to permit the holder of each Right to purchase the number of Common Shares to which he or she would be entitled upon the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of paragraph (a) of this Section 11, or should the Board of Directors, in its sole and absolute discretion, so elect, the Company shall: (A) determine the excess of (1) the value of the Common Shares issuable upon the exercise of a Right (calculated as provided in the last sentence of this subparagraph
(iii)) pursuant to Section 11(a)(ii) hereof (the "Current Value") over (2) the Purchase Price (such excess, the "Spread"), and (B) with respect to each Right, make adequate provision to substitute for such Common Shares, upon payment of the applicable Purchase
Price, any one or more of the following, in any combination determined by the Board, having an aggregate value determined by the Board of Directors to be equal to the Current Value: (1) cash,
(2) a reduction in the Purchase Price, (3) Common Shares or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board of Directors has determined to have the same value as shares of Common Stock (such shares of preferred stock, "common stock equivalents")), (4) debt securities of the Company, or (5) other assets; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the first occurrence of an event triggering the rights to purchase Common Shares described in
Section 11(a)(ii) ("Section 11(a)(ii) Trigger Date"), then the
Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the Spread. If the Board of Directors shall determine in good faith that it is likely that sufficient additional Common
Shares could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek shareholder approval for the authorization of such additional shares (such period, as it may be extended, the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof and the last paragraph of
Section 11(a)(ii) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall make a public announcement, and shall deliver to the Rights Agent a statement, stating that the exercisability of the Rights has been temporarily suspended. At such time as the suspension is no longer in effect, the Company shall make another public announcement, and deliver to the Rights Agent a statement, so stating. For purposes of this Section 11(a)(iii), the value of the Common Shares shall be the current per share market price (as determined pursuant to Section 11(d) hereof) of the Common Shares on the Section 11(a)(ii) Trigger Date and any common stock equivalent shall be deemed to have the same value as the Common Shares on such date.
 5. In Section 9 of the Amended Agreement, at the end of the first sentence, the following language is added: except to the extent that substitute consideration is permitted by Section 11(a)(iii) and is legally available for issuance under applicable state corporation law .
 6. In the legend to appear on certificates for Common Shares as specified in Section 3(c), and in the first paragraph of Exhibit A, of the Amended Agreement, the words as amended February 8, 1999 are added after November 7, 1994 and before (the Rights Agreement ), and certificates for Common Shares bearing the legend in the Amended Agreement may continue to be issued until certificates containing the revised legend are available.
        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Attest:                             JEFFERSON-PILOT CORPORATION


_____________________________  By: ______________________________
                               Title

Attest:                             FIRST UNION NATIONAL BANK


_____________________________ By: ______________________________
                              Title